Exhibit 24

                                ACE HARDWARE CORPORATION: POWER OF ATTORNEY

            KNOW ALL MEN BY THESE PRESENTS that each of the undersigned directors of ACE

HARDWARE CORPORATION, a Delaware corporation, hereby constitutes and appoints DAVID F.

HODNIK AND RITA D. KAHLE, and each of them, his true and lawful attorneys-in-fact and agents,

each with full power to act without the other, with full power of substitution, for him and in his name,

place and stead, in any and all capacities, to sign the Annual Report on Form 10-K, and any and all amendments thereto, and to file the same with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys and agents full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys and agents, or either of them, or their substitutes, may lawfully do or cause to be done by virtue hereof.

            IN WITNESS WHEREOF, each of the undersigned has set his or her hand and seal as of this

24th day of March, 2003.

         RICHARD F. BAALMANN, JR.                                             HOWARD J. JUNG
                Richard F. Baalmann, Jr.                                                        Howard J. Jung

                  ERIC R. BIBENS II                                                       RICHARD A. KARP
                    Eric R. Bibens II                                                                Richard A. Karp

                  JAMES T. GLENN                                                    JEFFREY M. SCHULEIN
                     James T. Glenn                                                              Jeffrey M. Schulein

                   DANIEL L. GUST                                                       RICHARD W. STINE
                      Daniel L. Gust                                                                Richard W. Stine

                D. WILLIAM HAGAN                                                    DAVID S. ZIEGLER
                    D. William Hagan                                                               David S. Ziegler